UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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United Community Bancorp

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[UNITED COMMUNITY BANCORP LETTERHEAD]

October 21, 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of United Community Bancorp. We will hold the meeting at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, on December 3, 2015, at 12:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card OR vote by Internet. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card OR voted by Internet.

We look forward to seeing you at the meeting.

Sincerely,

/s/ E.G. McLaughlin

E.G. McLaughlin
President and Chief Executive Officer

United Community Bancorp

92 Walnut Street

Lawrenceburg, Indiana 47025

(812) 537-4822

NOTICE OF 2015 Annual Meeting OF STOCKHOLDERS

TIME AND DATE	12:00 p.m., local time, on Thursday, December 3, 2015.

PLACE	Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana.

ITEMS OF BUSINESS	(1)	The election of four directors of the Company;

	(2)	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants for the Company for the fiscal year ending June 30, 2016;

	(3)	The vote on a non-binding resolution to approve the compensation of the named executive officers; and

	(4)	Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder as of the close of business on October 9, 2015.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card. You also may vote by Internet by following the instructions on the enclosed proxy card. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ W. Michael McLaughlin

W. Michael McLaughlin
Executive Vice President and Corporate Secretary

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction card in the enclosed envelope or vote via the Internet.

UNITED COMMUNITY BANCORP

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Community Bancorp (“United Community,” the “Company,” “we,” “our,” or “us”) to be used at the annual meeting of stockholders of the Company. United Community is the holding company for United Community Bank (the “Bank”). The annual meeting will be held at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, on December 3, 2015, at 12:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about October 21, 2015 to stockholders of record on October 9, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on DECEMBER 3, 2015

The Proxy Statement and the 2015 Annual Report to Stockholders are available at http://www.RRDEZProxy.com/2015/UCB.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of United Community common stock only if the records of the Company show that you held your shares as of the close of business on October 9, 2015. As of the close of business on October 9, 2015, a total of 4,520,082 shares of United Community common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of United Community in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the United Community Bancorp Stock Fund of our 401(k) Plan, the United Community Bank Employee Stock Ownership Plan (the “ESOP”), the United Community Bancorp, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) or the United Community Bancorp, Inc. 2014 Equity Incentive Plan (the “2014 Plan”), as applicable.

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If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to deliver your voting instructions via the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of United Community common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares. See “Participants in the ESOP, 401(k) Plan, 2006 Plan or 2014 Plan” for information on your voting rights under these plans.

Quorum and Vote Required

Quorum. The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect four directors, each to serve a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected as directors up to the maximum number of directors to be elected at the annual meeting.

In voting on the ratification of the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Clark, Schaefer, Hackett & Co. as our independent registered public accountants, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required.

In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote at the annual meeting is required.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this proxy statement), and the non-binding resolution to approve the compensation of the named executive officers (Item 3 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.

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Your bank or broker may not vote your uninstructed shares in the election of directors (Item 1 of this proxy statement) or the non-binding resolution to approve the compensation of the named executive officers (Item 3 of this proxy statement) on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or the non-binding resolution to approve the compensation of the named executive officers no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this proxy statement).

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting the votes on the non-binding resolution to approve the compensation of the named executive officers and the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

Voting by Proxy

The Board of Directors of United Community is sending you this proxy statement for the purpose of requesting that you allow your shares of United Community common stock to be represented at the annual meeting by the persons named in the enclosed proxy card and/or voting instruction card. All shares of United Community common stock represented at the annual meeting by properly executed and dated proxy and/or voting instruction cards will be voted according to the instructions indicated on the proxy or voting instruction card. If you sign, date and return a proxy or voting instruction card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” each of the nominees for director;

•	“FOR” ratification of Clark, Schaefer, Hackett & Co. as our independent registered public accountants for the fiscal year ending June 30, 2016; and

•	“FOR” the approval of the compensation of the named executive officers.

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If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your United Community common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail or the Internet. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Voting by Internet

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet. The Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet voting are set forth on the enclosed proxy card. The deadline for voting via the Internet is 11:59 p.m., Central time, on December 2, 2015.

Participants in the ESOP, 401(k) Plan, 2006 Plan and/or 2014 Plan

If you participate in the ESOP or if you hold shares through the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”) or have unvested shares of restricted stock awarded under the 2006 Plan and/or the 2014 Plan, you will receive a voting instruction card that reflects all shares you may direct the various plan trustees to vote on your behalf under each applicable plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the voting of the shares in the United Community Bancorp Stock Fund credited to his or her account. The Bank will direct the plan trustee to vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. If you participate in the 2006 Plan and/or the 2014 Plan, you will also receive a voting instruction card to direct the Equity Incentive Plan trustee how to vote the unvested shares of Company common stock awarded to you under these Plans. The deadline for returning your voting instructions to each plan’s trustee is November 25, 2015.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of ten members, each of whom are “independent” under the listing standards of the NASDAQ Stock Market, except for William F. Ritzmann, the Chairman of the Board and former President and Chief Executive Officer of United Community and United Community Bank, Elmer G. McLaughlin, the President and Chief Executive Officer of United Community and United Community Bank, Robert J. Ewbank and G. Michael Seitz. As previously reported, Eugene B. Seitz, II, who was previously determined not to be independent under the listing standards of the NASDAQ Stock Market, resigned from the Board of Directors effective September 17, 2015. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between United Community, United Community Bank and its directors that were required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.” The Board also considered transactions, relationships or arrangements between United Community, United Community Bank and its directors that were not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons” including insurance premiums the Bank paid in fiscal 2015 to Seitz Agency, Inc., an insurance agency of which G. Michael Seitz and Eugene B. Seitz, II are officers and shareholders.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer and the appointment of an Independent Lead Director enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer and the appointment of an Independent Lead Director allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board and the Independent Lead Director to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, William F. Ritzmann serves as Chairman of the Board of Directors and Ralph B. Sprecher serves as Independent Lead Director. Mr. Sprecher is “independent” under the listing requirements of the NASDAQ Stock Market; however, Mr. Ritzmann is currently not independent.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board and the Independent Lead Director meet regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board, Independent Lead Director and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

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Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of each director; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors of United Community

The following table identifies our standing committees and their members as of June 30, 2015. All members of each committee are independent in accordance with the listing standards of the NASDAQ Stock Market.

Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Ralph B. Sprecher	X		X*
Jerry W. Hacker		X*	X
James D. Humphrey	X	X
Julie A. Mattlin	X
Richard C. Strzynski	X*	X	X
John L. Sutton, Jr.		X
Number of Meetings in Fiscal 2015	14	3	5

*     Chairman

Audit Committee

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, as amended. The Audit Committee is responsible for reviewing the following: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company’s independent registered public accounting firm; the Company’s compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence; the performance of the Company’s internal audit functions, its independent registered public accounting firm and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board has established; the Company’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement. The Audit Committee meets periodically with the independent registered public accountants and management to review accounting, auditing, internal control structure and financial reporting and compliance matters. The Board of Directors has determined that Mr. Strzynski is an audit committee financial expert under the rules of the SEC. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is available free of charge at About Us—Corporate Governance on our website at www.bankucb.com, and is available in print to any shareholder who requests a copy.

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Compensation Committee

The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee operates under a written charter, a copy of which is available free of charge at About Us—Corporate Governance on our website at www.bankucb.com, and is available in print to any shareholder who requests a copy.

During 2015, the Compensation Committee engaged Blanchard Consulting Group, Inc., to assist the Compensation Committee in developing compensation programs that support our business strategy and compensation philosophy. In 2015, Blanchard prepared a review of the executive management compensation and worked with the Compensation Committee to create an annual incentive plan that reflects the Company’s demographics, management structure and business strategy. While the Compensation Committee considers input from our compensation consultant when making compensation decisions, the Committee’s final decisions reflect many factors and considerations. The Compensation Committee reviewed its relationship with Blanchard in 2015 and considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934 and determined that the work performed by Blanchard does not raise a conflict of interest.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to United Community and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board’s performance and recommends director candidates for each committee for appointment by the Board. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is available free of charge at About Us—Corporate Governance on our website at www.bankucb.com, and is available in print to any shareholder who requests a copy.

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Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in United Community Bancorp’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any board or committee governing documents.

The Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to United Community Bancorp and its stockholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of committee members and other members of the Board of Directors as well as its knowledge of members of United Community Bank’s local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of United Community Bancorp to consider director candidates recommended by stockholders who appear to be qualified to serve on United Community Bancorp’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

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Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of United Community Bancorp:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on United Community Bancorp’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of United Community Bancorp’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of United Community Bancorp’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at United Community Bancorp’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date United Community Bancorp’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

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Director Compensation

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In addition, the Company offers health and life insurance benefits. The Company’s compensation and benefits programs are designed to compensate directors fairly for their Board and committee service and align the directors’ interests with the long-term interests of stockholders. The following table sets forth the value of the compensation and benefits received by our non-employee directors for their board service during fiscal 2015.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($) (1)(2)(3)	Total ($)
Robert J. Ewbank	25,000	15,395	40,395
Jerry W. Hacker	25,000	6,753	31,753
James D. Humphrey	25,000	3,287	28,287
Julie A. Mattlin (2)	—	—	—
William F. Ritzmann	28,471	28,655	57,126
Eugene B. Seitz, II (3)	28,000	20,485	48,485
G. Michael Seitz	28,500	15,395	43,895
Ralph B. Sprecher	28,554	15,383	43,937
Richard C. Strzynski	25,000	4,272	29,272
John L. Sutton, Jr. (2)	—	—	—

(1)	Includes: (a) dividends paid on restricted stock, for all directors except Mattlin and Sutton (who had not received restricted stock during the 2015 fiscal year); (b) health benefits for all directors except Mattlin and Sutton. (who were not eligible for the benefit during the 2015 fiscal year) and Humphrey (who received a cash payment in lieu of the benefit); (c) life insurance coverage for all directors except Mattlin and Sutton (who were not eligible for the benefit during the 2015 fiscal year) and (d) a one-time recognition award of $12,500 to Mr. Ritzmann for his long time service as the Company’s president and chief executive officer.
(2)	Julie A. Mattlin and John L. Sutton, Jr. were appointed to the United Community Bancorp and United Community Bank Board of Directors on June 25, 2015.
(3)	Mr. Eugene B. Seitz, II resigned from the Board of Directors effective September 17, 2015.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that were paid to our non-employee directors for their service on the Boards of Directors of United Community Bancorp and United Community Bank during fiscal 2015. Additionally, Mr. Sprecher received $1,529 for his service as Chairman of the Board and $2,025 for his service as Independent Lead Director of the Board during fiscal 2015, Mr. Ritzmann received $3,471 for his service as Chairman of the Board during fiscal 2015, Mr. G. Michael Seitz received $3,500 annually for his service as Secretary of the Board and Mr. Eugene Seitz received $3,000 annually for his service as Assistant Secretary of the Board. Employee directors do not receive any retainers or fees for their services on the Boards of Directors.

Annual retainer for United Community Bancorp.	$5,000
Annual retainer for United Community Bank	$14,800
Annual fee for service on committees of United Community Bank	$5,200

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Directors Retirement Plan. The Bank sponsors a directors retirement plan for the purpose of providing eligible directors with a cash benefit upon retirement. Under the plan, a non-employee director who has completed at least three years of service with the Bank and has attained the designated “benefit age” (ranging from age 72 years to age 80 years and 9 months) set forth in an individual agreement under the plan will receive a retirement benefit of $20,000 per year for ten years, payable in bi-weekly installments. A participating director may also receive an early retirement benefit upon termination of service following completion of at least three years of participation in the plan and attainment of age 65. The early retirement benefit equals $10,000 per year for ten years upon retirement after age 65 but before age 68, or $15,000 per year for ten years upon retirement after age 68 but before the designated benefit age. Upon the death of a director who has begun receiving benefits under the plan, the Bank will pay any remaining benefits to the director’s designated beneficiary. If the director dies while still in service as a director of the Bank, the Bank will pay the director’s beneficiary the survivor benefit set forth in the director’s individual joinder agreement under the plan. Upon termination of service in connection with a change in control, a participating director becomes entitled to the same retirement benefit the director would have received if he remained in service until reaching his designated benefit age, payable over a ten-year period. The plan also provides that the Board may approve a disability benefit equal to the actuarially-determined annuitized value of a director’s benefit under the plan upon a termination of service due to disability. In addition to the above benefits, the plan provides the director’s beneficiary with a separate lump sum benefit of $10,000 for the payment of funeral expenses. In consideration for the benefits provided under the plan and outlined above, participating directors agree not to engage in certain competitive business activities while serving on the Board or following termination of service for reasons other than a change in control. No benefits are payable under the plan upon a termination of service for cause. Directors G. Michael Seitz, Sprecher, Hacker, Strzynski, Ewbank, Humphrey, Mattlin and Sutton currently participate in the plan.

Stock Benefit Plans. Directors are also eligible to receive equity-based awards under the 2014 Plan. During the year ended June 30, 2015, non-employee directors did not receive options or shares of restricted stock. Provided a director’s continuous status as a participant in the 2014 Plan does not terminate, both the stock options and restricted stock awards typically vest in five equal annual installments commencing on the first anniversary of the date the awards were granted. If a director terminates service with the Company by reason of his death or disability or upon a change in control, all unvested stock options and/or restricted stock awards will fully vest.

Board and Committee Meetings

During the year ended June 30, 2015, the Board of Directors of United Community Bancorp met 19 times and the Board of Directors of United Community Bank met 24 times. Each director attended at least 75% of the total meetings of United Community Bancorp’s and United Community Bank’s respective Board of Directors and the committees on which such director served except one director attended fewer than 75% of the total meetings due to illness.

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Director Attendance at the Annual Meeting of Stockholders

The Board of Directors encourages each director to attend the annual meeting of stockholders. All of our directors attended the 2014 annual meeting of stockholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct. A copy of the code of ethics is available, without charge, upon written request to c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025.

REPORT OF THE AUDIT COMMITTEE

Report of the Audit Committee

United Community Bancorp’s management is responsible for United Community Bancorp’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of United Community Bancorp’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees United Community Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that United Community Bancorp’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed pursuant to U.S. Auditing Standard No. 16 (Communications with Audit Committees) issued by the Public Company Accounting Oversight Board.

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In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence from United Community Bancorp and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with United Community Bancorp’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with representatives of the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of United Community Bancorp’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the United Community Bancorp’s Annual Report on Form 10-K for the year ended June 30, 2015 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of United Community Bancorp’s independent registered public accounting firm.

The Audit Committee

Richard C. Strzynski, Chairman

Ralph B. Sprecher

James D. Humphrey

Julie A. Mattlin

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STOCK OWNERSHIP

The following table provides information as of October 9, 2015 about the persons and entities known to United Community Bancorp to be the beneficial owners of more than 5% of United Community Bancorp’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Joseph Stilwell Stilwell Value Partners VII, L.P. Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Partners, L.P. Stilwell Value LLC 111 Broadway, 12th Floor New York, New York 10006	428,320 (2)	9.5%

United Community Bank Employee Stock Ownership Plan 92 Walnut Street Lawrenceburg, Indiana 47025	392,655	8.7%

Maltese Capital Management Maltese Capital Holdings, LLC Terry Maltese 150 East 52nd Street 30th Floor New York, NY 10022	302,200 (3)	6.7%

(1)	Based on 4,520,082 shares of United Community Bancorp’s common stock outstanding and entitled to vote as of October 9, 2015.
(2)	Based on the Schedule 13D/A, as amended, filed on July 6, 2015 by Stilwell Value Partners VII, L.P., a Delaware limited partnership, Stilwell Activist Fund, L.P., a Delaware limited partnership, Stilwell Activist Investments, L.P., a Delaware limited partnership, Stilwell Partners, L.P., a Delaware limited partnership, Stilwell Value LLC, a Delaware limited liability company, and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund and Stilwell Activist Investments, and Joseph Stilwell, the managing member and owner of more than 99% of the equity in Stilwell Value LLC, and the general partner of Stilwell Partners.
(3)	Based on the Schedule 13G filed with the SEC on February 12, 2015. Maltese Capital Management (“MCM”) owns no shares of Common Stock directly. By reason of its position as investment advisor, MCM may be deemed to beneficially own 302,200 shares of Common Stock, which are held of record by clients of MCM. Mr. Maltese directly owns no shares of Common Stock. By reason of his position as Managing Member of MCM, Mr. Maltese may be deemed to beneficially own 302,200 shares of Common Stock. Maltese Capital Holdings, LLC, by reason of its position as general partner of certain partnerships, Holdings may be deemed to beneficially own the 244,400 shares of Common Stock, which are held by such partnerships.

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The following table provides information as of October 9, 2015 about the shares of United Community Bancorp common stock that may be considered to be beneficially owned by each director, named executive officer listed in the Summary Compensation Table, and all directors and executive officers of United Community Bancorp as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned (1)		Options Exercisable Within 60 Days	Percent of Common Stock Outstanding (2)
William F. Ritzmann	59,406	(3)	49,118	2.4%
Ralph B. Sprecher	26,052	(4)	9,828	*
Robert J. Ewbank	51,544	(5)	9,828	1.4
Jerry W. Hacker	25,898	(6)	9,828	*
James D. Humphrey	3,910		1,650	*
James W. Kittle	46,473	(7)	29,773	1.7
Vicki A. March	44,544	(8)	29,773	1.6
Julie A. Mattlin	100		—	*
Elmer G. McLaughlin	73,845	(9)	40,414	2.5
W. Michael McLaughlin	42,839	(10)	29,773	1.6
G. Michael Seitz	30,436		9,828	*
Richard C. Strzynski	17,290		9,828	*
John L. Sutton, Jr.	280		—	*
All directors and executive officers as a group (13 persons)	422,617		229,641	13.7

*     Less than 1.0%.

(1)	Includes shares held in the reporting person’s 401(k) Plan account as follows: Mr. Kittle, 6,320 shares; Mr. Elmer G. McLaughlin, 35,139 shares; and Mr. W. Michael McLaughlin, 17,395 shares. This amount reflects ownership units in the employer stock fund of the 401(k) Plan, which consists of both Company stock and a reserve of cash. The actual number of shares held by the individual may vary when such units are actually converted into shares upon distribution of the units to the individual. Also includes unvested shares of restricted stock over which the reporting person has voting power in the following amounts: Mr. Ritzmann – 7,760 shares; Mr. Sprecher – 2,328 shares; Mr. Ewbank – 2,328 shares; Mr. Hacker – 2,328 shares; Mr. Humphrey – 2,328 shares; Mr. Kittle – 9,312 shares; Ms. March – 9,312 shares; Ms. Mattlin, -0- shares; Mr. Elmer G. McLaughlin – 10,864 shares; Mr. W. Michael McLaughlin – 9,312 shares; Mr. G. Michael Seitz – 2,328 shares; Mr. Strzynski – 2,328 shares; Mr. Sutton, -0- shares; and for all directors and officers as a group – shares.
(2)	Based on 4,520,082 shares of the Company’s common stock outstanding and entitled to vote as of October 9, 2015.
(3)	Includes 26,670 shares held in Mr. Ritzmann’s individual retirement account. Also includes 23,588 shares pledged as security.
(4)	Includes 15,146 shares held in Mr. Sprecher’s individual retirement account and 125 shares held by his spouse.
(5)	Includes 3,483 shares held by Mr. Ewbank’s spouse, 12,500 shares held by his individual retirement account and 19,521 shares held by one corporation controlled by Mr. Ewbank.
(6)	Includes 5,915 shares held in Mr. Hacker’s individual retirement account and 3,943 shares held in Mr. Hacker’s spouse’s individual retirement account.
(7)	Includes 8,275 shares allocated to Mr. Kittle’s account under the ESOP, 492 shares held in his individual retirement account and 1,216 in his spouse’s individual retirement account. Also includes 4,882 shares pledged as security.

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(8)	Includes 8,376 shares allocated to Ms. March’s account under the ESOP.
(9)	Includes 11,845 shares allocated to Mr. McLaughlin’s account under the ESOP. Also includes 14,479 shares pledged as security.
(10)	Includes 8,016 shares allocated to Mr. McLaughlin’s account under the ESOP and 2,544 in his spouse’s individual retirement account.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors of United Community Bancorp consists of ten members. The board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified are Julie A. Mattlin, Jerry W. Hacker, James D. Humphrey and Ralph B. Sprecher.

Unless you indicate otherwise on the proxy card, the Board of Directors intends that the proxies solicited by it will be voted for the election of the board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Julie A. Mattlin, Jerry W. Hacker, James D. Humphrey and Ralph B. Sprecher.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2015 and the indicated period of service as a director includes the period of service as a director of United Community Bank. Based on their respective experiences, qualifications, attributes and skills set forth below, the Board of Directors determined that each current director and nominee should serve as a director.

Board Nominees for Election of Directors

The following directors are nominees for election for a term ending in 2018:

Jerry W. Hacker served as the owner and President of Dee’s Delights, Inc., a wholesaler, manufacturer, importer and exporter of miniatures in North Bend, Ohio from 1983 until 2006. He is now retired. Age 72. Director since 1987 (including term as a director of Perpetual Federal Savings and Loan Association).

As the former owner and President of Dee’s Delights, Inc., Mr. Hacker provides the Board with essential business and management experience, as well as, valuable leadership capability. Mr. Hacker’s 28 years of service on the Board also provides the Board with substantial knowledge of the Company’s and the Bank’s business and history. In addition, Mr. Hacker’s continued involvement in community organizations and local matters is a vital component of a well-rounded board.

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James D. Humphrey has served as the Judge of the Circuit Court of Dearborn and Ohio Counties, Indiana since January 1, 1999. Age 57. Director since 2011.

Mr. Humphrey’s legal experience, including his service as the Judge of the Circuit Court, provides the board with the legal knowledge necessary to assess issues facing the Board effectively. In addition, Mr. Humphrey’s involvement in community organizations and local political matters is a vital component of a well-rounded board.

Julie A. Mattlin is a principal with MAC Consulting, LLC, a firm she formed in 2004, which provides financial consulting services to the transportation industry, with special emphasis on aviation. She is also a principal with DKMG Consulting LLC, formed in 2014 to provide financial consulting services to airports. Previously, Ms. Mattlin worked for one of the world’s leading transportation planning and consulting firms for 20 years. From 2000 to 2004, she served as Vice President, Group Manager, Financial Services and was responsible for a team of consultants that provided services to more than 50 airports nationwide. Her expertise includes performing feasibility studies, airline negotiations, capital program funding strategies, and computerized financial modeling. She has assisted in, or served as project manager, for the preparation of Reports of the Airport Consultants for revenue bond issuances. She has managed the development of financial plans for consolidated rental car facilities and developed strategic business plans that provided recommendations for airports to remain financially self-sufficient. She has an M.B.A. in management and an undergraduate degree in finance and accounting. Age 50. Director since 2015.

Ms. Mattlin has considerable business management, financial consulting and operational expertise from over 25 years of providing financial consulting services to businesses. Ms. Mattlin is also an active member of the Lawrenceburg community through participation in various local organizations.

Ralph B. Sprecher served as Chairman of the Board of the Bank since 2005 and of the Company from its inception in 2006 until October 9, 2014. He previously was the Vice President of Midwest Operations for Joseph E. Seagram Company, a beverage distribution company, and is now retired. Age 74. Director since 1993 (including term as a director of Perpetual Federal Savings and Loan Association).

Mr. Sprecher has considerable management and operational experience through thirty-five years of business experience with Joseph E. Seagram Company, including his role as Vice President of Midwest Operations. In addition, Mr. Sprecher’s 22 years of service provides valuable local community insight through his familiarity and participation in our community through various local organizations.

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Directors Continuing in Office

The following directors have terms ending in 2017:

Robert J. Ewbank has been a partner in the Lawrenceburg, Indiana law firm of Ewbank & Kramer LLP since 1978. Age 66. Director since 1984 (including term as a director of Progressive Federal Savings Bank).

Mr. Ewbank’s legal experience as a partner of the firm Ewbank & Kramer LLP, affords the Board in-depth knowledge and understanding of the issues facing the Bank and the Company and the unique skills needed to guide the Company and its management effectively. Through Mr. Ewbank’s experience as owner of Ewbank Land Title Company, Mr. Ewbank also offers the Board management experience in the small firm setting and critical experience in real estate matters. In addition, with over 30 years of service on the Board, Mr. Ewbank brings significant knowledge of the Company’s and the Bank’s business and history to the Board.

William F. Ritzmann served as President and Chief Executive Officer of United Community Bancorp since inception in 2006 and of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999 until his retirement effective June 30, 2014. On October 9, 2014, Mr. Ritzmann was appointed as Chairman of the Board of the Company and the Bank. Before the merger, Mr. Ritzmann served for 23 years as director, President and Managing Officer of Progressive Federal Savings Bank. Age 67. Director since 1975 (including term as a director of Progressive Federal Savings Bank).

Mr. Ritzmann’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Bank. Mr. Ritzmann’s knowledge of all aspects of the Company’s and the Bank’s business and history, combined with his success and continued drive for responsible growth and excellence, over the past forty years, position him well to continue to serve the Company and the Bank as our Chairman of the Board.

Richard C. Strzynski is a former self-employed certified public accountant (inactive) who began practice in 1979. Age 67. Director since 1993 (including term as a director of Progressive Federal Savings Bank).

Mr. Strzynski’s past experience as a self-employed certified public account provides the Board with critical experience in accounting matters and understanding of business financial statements. In addition, Mr. Strzynski’s familiarity with and participation in our local community through various community organizations has allowed him to develop strong ties to the community, providing the Board with valuable insight regarding the local business and consumer environment.

The following directors have terms ending in 2016:

G. Michael Seitz is an officer and one of three shareholders of Seitz Agency, Inc., an insurance agency. Mr. Seitz also serves as Secretary of the Board of Directors. Mr. Seitz’s cousin, James W. Kittle, is a Senior Vice President of Lending with the Bank. Age 68. Director since 1971 (including term as a director of Progressive Federal Savings Bank).

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As an officer and co-owner of Seitz Agency, Inc., a long standing insurance agency in our local market, Mr. Seitz provides the Board with significant management, strategic and operational expertise. Through his role as an officer and one of three shareholders of Seitz Agency, Inc., Mr. Seitz provides the Board with essential knowledge and understanding of the local business environment. In addition, Mr. Seitz’s 44 years of dedicated service on the Bank’s Board of Directors provides the Board with invaluable expertise and knowledge of the Bank’s business and its history.

Elmer G. McLaughlin was appointed as President and Chief Executive Officer of the Company and the Bank effective July 1, 2014. Prior to that time he served as Executive Vice President and Chief Operating Officer of United Community Bancorp since the Company’s inception in 2006 and of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999. Before the merger, Mr. McLaughlin served for nine years as President, and 19 years as a director, of Perpetual Federal Savings and Loan Association, and was Executive Vice President and head of Operations and senior loan officer of Perpetual Federal from 1978 until 1990. Mr. McLaughlin is the brother of W. Michael McLaughlin, Executive Vice President of Operations and Corporate Secretary of the Company and Bank. Age 63. Director since 1980 (including term as a director of Perpetual Federal Savings and Loan Association).

As Executive Vice President and Chief Operating Officer Mr. McLaughlin successfully assisted the Bank in its mutual-to-stock conversion and navigated the various issues facing financial institutions and public companies during one of the most challenging economic periods in recent history. In his continuing role as President and Chief Executive Officer, Mr. McLaughlin’s over 39 years of experience as an employee and officer of United Community Bank, provides the Board with valuable expertise and knowledge of all aspects of the business and its history. In addition, Mr. McLaughlin’s lifelong residency and community involvement in our area make him a vital part of our Board.

John L. Sutton, Jr. has served as Executive Director, Great Parks of Hamilton County since 2002. In this position, he serves as the chief executive officer of a regional park and recreation agency that includes 21 parks and nature preserves covering more than 16,700 acres of protected greenspace. He is responsible for managing the agency’s annual budget and its employees. He has worked for the Great Parks of Hamilton County since 1989, during which time he served as Deputy Director, Planning Director and Park Planner. Age 54. Director since 2015.

Through his tenure as chief executive officer of a significant regional agency Mr. Sutton has developed considerable management, operational and financial expertise. In addition, Mr. Sutton is an active member of the local community, providing over 10 years of volunteer service and participating in various local organizations.

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PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Clark, Schafer, Hackett & Co. to be United Community Bancorp’s independent registered public accounting firm for the fiscal year ending June 30, 2016, subject to ratification by stockholders. A representative of Clark, Schafer, Hackett & Co. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ended June 30, 2015 and 2014 by Clark, Schaefer, Hackett & Co.:

	2015	2014
Audit fees (1)	$196,690	$145,204
Audit related fees	—	—
Tax fees (2)	12,070	13,215
All other fees (3)	22,145	87,992

(1)	Consists of fees for professional services rendered in 2015 and 2014 for the audit of the consolidated financial statements included in the Annual Report on Form 10-K and the review of the financial statements included in Quarterly Reports on Form 10-Q.
(2)	For both 2015 and 2014, consists of fees for tax return preparation, planning and tax advice.
(3)	For 2015 and 2014, consists of consulting fees related to regulatory, accounting and benefit matters.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

During the year ended June 30, 2015, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

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PROPOSAL 3 —ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors of the Company is committed to excellence in governance. As part of that commitment, and as required by federal securities laws, the Board of Directors is providing our shareholders with an opportunity to provide a non-binding advisory vote, on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement is hereby approved.”

Because the vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

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Executive Compensation

Summary Compensation Table

The following information is furnished for the chief executive officer and the three other most highly compensated executive officers during the year ended June 30, 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)(4)	Total ($)
Elmer G. McLaughlin	2015	175,000	11,525	—	—	50,227	74,833	311,585
President and Chief Executive Officer	2014	136,375	10,790	153,861	72,406	—	94,642	468,074

W. Michael McLaughlin	2015	128,000	10,130	—	—	23,317	61,915	223,362
Executive Vice President, Chief Operating Officer and Corporate Secretary	2014	102,253	10,120	131,881	62,063	44,629	50,003	400,949

James W. Kittle	2015	117,819	9,874	—	—	27,000	49,443	204,136
Senior Vice President, Lending	2014	105,747	8,944	131,881	62,063	51,241	60,836	420,712

Vicki A. March	2015	105,271	9,604	—	—	29,629	46,907	191,411
Senior Vice President,	2014	103,353	8,767	131,881	62,063	—	128,589	434,653
Chief Financial Officer and Treasurer

(1)	For 2015, this amount reflects a $5,000 discretionary bonus and a cash payment under the bank-wide profit sharing program.
(2)	This amount reflects the aggregate grant date fair value for outstanding restricted stock awards granted during fiscal 2014, computed in accordance with FASB ASC Topic 718. The amounts were calculated based on the Company’s stock price as of the date of grant, which was $11.33. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.
(3)	This amount reflects the aggregate grant date fair value for outstanding stock option awards granted during fiscal 2014, computed in accordance with FASB ASC Topic 718. The aggregate grant date fair market value for outstanding stock option awards was calculated on the stock price as of the grant date, which was $11.33, using the Black-Scholes option pricing model and a dividend yield of 2.12%, expected volatility of 14.42%, risk-free interest rate of 2.70% and expected lives of 10 years.
(4)	For 2015, the details of the amounts reported in the “All Other Compensation” column are provided in the table below.

Item	Elmer G. McLaughlin	W. Michael McLaughlin	James W. Kittle	Vicki A. March
Employer matching contribution to 401(k) plan	$875	$8,521	$8,330	$8,484
Market value of allocations under the employee stock ownership plan	20,539	14,886	13,992	13,536
Value of insurance premiums under endorsement method split-dollar life insurance arrangement	5,976	974	2,402	2,355
Dividends paid on stock awards	3,096	2,654	2,654	2,654
Tax indemnification payment for income recognized on contributions to SRIAT	40,539	13,213	14,235	18,678
Compensation for unused Paid Time off	2,608	19,467	7,830	—
Employer contributions to Health Savings Account	1,200	2,200	—	1,200
Total	$74,833	$61,915	$49,443	$46,907

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Employment Agreements

The Company and the Bank each maintain an employment agreement with Elmer G. McLaughlin, W. Michael McLaughlin and Vicki A. March and the Bank maintains an employment agreement with James W. Kittle (collectively referred to in this section as the “employment agreements”). The Company and Bank employment agreements have substantially similar terms and conditions. The Company and Bank employment agreements provide for a three year term for Elmer G. McLaughlin and W. Michael McLaughlin and a two term for Vicki A. March. The Bank employment agreement with James W. Kittle provides for a two year term. On or before each anniversary of the original date of the employment agreements, the Boards of Directors of the Bank and the Company may extend the respective employment agreements for an additional year, unless, an executive elects not to extend the term by giving written notice at least thirty (30) days prior to the applicable anniversary date. Unless otherwise renewed by the Boards of Directors of the Bank and the Company the employment agreements with Elmer G. McLaughlin and W. Michael McLaughlin will expire on June 30, 2017 and the employment agreements with James W. Kittle and Vicki A. March will expire on June 30, 2016.

In addition to base salary, the employment agreements provide for, among other things, eligibility to participate in the Company equity incentive plans, Bank retirement plans and other fringe benefits. Current base salaries for Elmer G. McLaughlin, W. Michael McLaughlin, James W. Kittle and Vicki A. March are $175,000, $128,000, $118,000 and $106,500, respectively. The employment agreements provide that the contracted executives’ base salary will be reviewed by the Bank and the Company periodically.

The employment agreements provide that the Company or the Bank will pay or reimburse the executives for reasonable costs and legal fees resulting from any dispute or question of interpretation of the employment agreements, provided the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Company or the Bank will indemnify the executives to the fullest extent legally allowable.

The employment agreements provide certain severance payments and benefits continuation upon involuntary termination of employment or voluntary termination for good reason. In no event will severance benefits be paid under the employment agreements if an executive is terminated for cause. If the Company or the Bank terminates an executive’s employment for reasons other than cause or in connection with a change in control, the executive or, upon the executive’s death, his or her beneficiary, will receive a lump sum cash payment equivalent to the executive’s base salary for the remaining term of the agreement, plus the value of the cash bonus paid to the executive during the 12-month period preceding termination of employment. The executive will also receive continued health, life, disability and other benefits through the earlier of the agreement expiration date or coverage by another employer. As a condition to receiving the severance payment, the executives must sign a general release of claims. Upon the executive’s death during the agreement term, the agreement will automatically expire and the executive’s estate will receive the salary the executive would have received through the last day of the third month following the month in which he died.

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The employment agreements provide that if the executive voluntarily terminates employment without written consent of the Company or the Bank, other than with “good reason” in connection with a change in control (as defined in the agreement), the executive shall not engage in competition with the Company or the Bank within Dearborn County or within 30 miles of the principal business of the Company or the Bank for the remaining term of the executive’s agreement.

Upon the executive’s involuntary termination or constructive termination (i.e., a voluntary termination with “good reason,” under circumstances described in the agreement) within one year following a change in control, the executive will receive an amount equal to the product of 2.99 and the executive’s “base amount,” as defined under Internal Revenue Code Section 280G. Under Internal Revenue Code Section 280G, the base amount equals the executive’s average annual taxable compensation over the five taxable years preceding the year in which the change in control occurs. The executive will also receive continued coverage under all health, life, disability and other benefit plans until the earlier of the expiration of the agreement term or the date the executive becomes covered under another employer’s benefit plans.

Internal Revenue Code Section 280G provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct the payments in excess of the base amount. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

Supplemental Executive Retirement Plan

The Bank maintains a supplemental executive retirement plan which provides participants with retirement benefits that cannot be provided under the 401(k) Plan and/or the ESOP as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for the Internal Revenue Code limitations. In addition to providing benefits that would otherwise be lost as a result of the Internal Revenue Code limitations on tax-qualified plans, the supplemental executive retirement plan also provides supplemental benefits upon a change in control before the scheduled repayment of the ESOP loan. Elmer G. McLaughlin currently participates in the supplemental executive retirement plan.

Executive Supplemental Retirement Income Agreements

The Company has entered into Executive Supplemental Retirement Income Agreements with Elmer G. McLaughlin, W. Michael McLaughlin, James W. Kittle and Vicki A. March for the purpose of providing the executives with additional compensation for 180 months following the executive’s retirement or other termination of service. The Bank established an irrevocable trust in connection with each arrangement. The trusts are funded with contributions from the Bank for the purpose of meeting the Bank’s obligations under the Executive Supplemental Retirement Income Agreements. The respective trust assets are beneficially owned by each individual with an Executive Supplemental Retirement Income Agreement and, thus, each individual recognizes taxable income with respect to contributions made to the trust. See “Executive Compensation Table – All Other Compensation.” The Bank reimburses the executives each year for income taxes paid by the executives with respect to trust contributions. Earnings on the trust’s assets are taxable to those individuals who maintain an Executive Supplemental Retirement Income Agreement with the Bank.

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The Executive Supplemental Retirement Income Agreements require the executives to adhere to a non-competition agreement following termination of employment. In the event an executive breaches the non-competition agreement all payments under the Executive Supplemental Retirement Income Agreement will cease.

Equity Incentive Plans

The Company maintains the United Community Bancorp 2006 Equity Incentive Plan and the 2014 Equity Incentive Plan. Under the terms of both plans if a named executive officer voluntarily terminates his or her employment with the Bank all unvested stock options and/or restricted stock awards are forfeited, unless otherwise determined by the Board of Directors at the time of grant. Further in the event of a change in control (as defined in the plans) all outstanding and unvested stock options and restricted stock awards will vest.

Under the terms of the incentive stock option and restricted stock awards granted to Mr. Ritzmann under the 2006 Plan and the 2014 Plan (collectively the “equity awards”), in consideration of the equity awards granted to him, Mr. Ritzmann agreed to serve as a consultant to the Company until all stock options subject to his April 2014 awards vest (“Restricted Period”). As a consultant, Mr. Ritzmann provides advice on matters relating to the operations of the Company and its subsidiaries including, but not limited to strategic initiatives; investments and interest rate risk management; internal asset review and problem asset resolution; business development; and public relations including representing the Bank on various local and/or state-wide organization boards of directors or as a member of said organizations. In the event the Board of Directors of the Company, in its sole discretion, determines that Mr. Ritzmann is not fulfilling his obligations as a consultant his services will be terminated and all unvested equity awards will be forfeited. Further during the Restricted Period Mr. Ritzmann will be subject to a non-compete agreement.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested as of June 30, 2015 for each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price (2)	Option Expiration Date	Number of Restricted Shares or Units of Stock That Have Not Been Vested	Market Value of Restricted Shares or Units of Stock That Have Not Vested
Elmer G. McLaughlin	32,712	—	$17.54	12/14/2016	10,864	$150,032
	7,702	30,812	11.33	04/24/2024
W. Michael McLaughlin	23,171	—	17.54	12/14/2016	9,312	128,599
	6,602	26,410	11.33	04/24/2024
James W. Kittle	23,171	—	17.54	12/14/2016	9,312	128,599
	6,602	26,410	11.33	04/24/2024
Vicki A. March	23,171	—	17.54	12/14/2016	9,312	128,599
	6,602	26,410	11.33	04/24/2024

(1) Options vest in four equal annual installments commencing on April 24, 2016.

(2) Based on United Community Bancorp’s closing stock price of $13.81 on June 30, 2015.

OTHER INFORMATION RELATING TO

Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in United Community common stock during the year ended June 30, 2015.

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Policies and Procedures for Approval of Related Persons Transactions

United Community Bancorp maintains a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company or the immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $25,000 in any calendar year;

•	United Community Bancorp is, will, or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of United Community Bancorp if the Compensation Committee of the board approved (or recommended that the board approve) such compensation;

•	any compensation paid to a director of United Community Bancorp if the board or an authorized committee of the board approved such compensation; and

•	any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of United Community Bancorp’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to United Community Bancorp’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to United Community Bancorp as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

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•	whether the transaction involves the provision of goods and services to United Community Bancorp that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Certain Relationships and Related Transactions

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by United Community Bancorp to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by United Community Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. United Community Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit United Community Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Pursuant to the Audit Committee Charter, the Audit Committee periodically reviews for approval all of United Community Bancorp’s and United Community Bank’s transactions with directors and executive officers of United Community Bancorp and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within company policy and should be ratified and approved. In accordance with banking regulations and its policy, the Board of Directors also reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of United Community Bank’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant the Code of Ethics and Business Conduct, all executive officers and directors of United Community Bank must disclose any existing or potential conflicts of interest to the Chief Executive Officer of United Community Bank. Such potential conflicts of interest include, but are not limited to, the following: (i) the Bank conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with United Community Bank.

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The aggregate amount of loans granted by United Community Bank to its executive officers and directors was $1.5 million at, June 30, 2015, or approximately 2.1% of stockholders’ equity. These loans were performing according to their original terms at June 30, 2015.

United Community Bank has an employee loan program whereby employees, including executive officers, and directors, may obtain loans with preferential interest rates compared to those prevailing at the time for comparable loans with persons not related to United Community Bank.

The following information is furnished for outstanding loans made by United Community Bank to related persons (directors, executive officers and their immediate family members) under the United Community Bank employee loan program as of June 30, 2015:

Name	Largest Aggregate Principal Outstanding for 2015 ($)	Principal Outstanding at June 30, 2015 ($)	Principal Paid During 2015 ($)	Interest Paid During 2015 ($)	Interest Rate Payable (%)
William F. Ritzmann	99,430	64,222	66,037	409	0.479
Chairman of the Board	99,183	93,234	5,949	526	0.499
Total		157,456	71,986	935
Ralph B. Sprecher	332,514	—	332,514	1,442	1.047
Independent Lead Director	26,761	25,837	1,866	134	3.750
Total		25,837	334,380	1,576
Robert J. Ewbank	135,616	95,616	40,000	5,138	5.250
Director	179,493	169,740	9,753	1,826	0.999
	191,197	178,001	13,195	11,823	6.000
	44,181	33,861	10,320	412	0.979
Total		477,218	73,268	19,199
Elmer G. McLaughlin	89,954	84,970	4,984	484	0.534
President and Chief Executive Officer	99,000	99,000	—	514	0.479
Total		183,970	4,984	998
Eugene B. Seitz, II	148,210	141,602	6,607	1,535	1.045
Former Director	52,918	52,167	751	449	0.979
Total		193,769	7,358	1,984
James W. Kittle	74,422	68,843	5,579	397	0.530
Senior Vice President	4,853	—	4,853	26	1.547
	98,248	96,113	10,000	500	0.479
Total		164,956	20,432	923
W. Michael McLaughlin	54,546	41,013	13,533	267	0.545
Executive Vice President and Chief	58,708	52,281	25,841	277	0.479
Operating Officer	53,315	52,451	13,362	251	0.479
Total		145,745	52,736	795
Jerry W. Hacker	440,315	—	440,315	14,372	6.000
Director
Total		—	440,315	14,372
Richard C. Strzynski Director	24,990	—	25,949	109	1.033
Total		—	25,949	109
G. Michael Seitz Director	35,619	—	35,619	30	0.979
Total		—	35,619	30
James D. Humphrey	54,303	39,969	14,334	2,629	5.500
Director	8,813	5,819	2,994	318	4.250
	50,717	48,528	15,823	954	1.979
Total		94,316	33,151	3,901
Julie A. Mattlin Director	60,739	39,074	21,665	1,743	3.750
Total		39,074	21,665	1,743
Total for all executive officers, directors and related persons		1,482,341	1,121,843	46,565

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Other Transactions. Ewbank & Kramer LLP of Lawrenceburg, Indiana, of which Robert J. Ewbank is a partner, performs legal services for the Bank. Mr. Ewbank is also President and owner of Ewbank Land Title, Inc., which performs title searches and provides title insurance for loans that the Bank originates. Mr. Ewbank’s wife is the owner of Working Environments, Inc., which provides the Bank with interior design and decorating services for its offices. In fiscal 2015, the United Community Bank paid $43,235 in legal fees to Ewbank & Kramer LLP and $39,789 to Working Environments, Inc. for interior design and decorating services including furnishings for United Community Bank’s offices. Ewbank Land and Title, Inc. performs title search services and provides title insurance for some of United Community Bank’s real estate loans. The cost of these services is primarily the responsibility of United Community Bank’s borrowers, with the fees being collected by United Community Bank from the borrower when a loan is closed. In fiscal 2015, the amount of fees paid for such services to Ewbank Land and Title, Inc. was $304,410, of which United Community Bank paid $135,137. We believe that the fees paid to Ewbank & Kramer LLP, Ewbank Land Title, Inc. and Working Environments, Inc. were based on normal terms and conditions as would apply to unaffiliated clients of those firms. During the fiscal 2015, United Community Bank made payments of approximately $2,800 to the Seitz Insurance Agency, an insurance agency of which G. Michael Seitz and Eugene B. Seitz, a director and former director, respectively, of United Community Bank and United Community Bancorp, are officers and shareholders, for insurance coverage provided by third-party insurance companies and of such amount the Seitz Insurance Agency retained approximately $812 as commissions for its services. There are no other transactions or series of similar transactions between United Community Bank and any director or executive officer in which the amount involved exceeds $120,000 since the beginning of United Community Bank’s last fiscal year, or which are currently proposed.

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Submission of Business Proposals and

Stockholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than June 23, 2015. If next year’s annual meeting is held on a date more than 30 calendar days from December 3, 2016, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, Richard C. Strzynski, at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating and Corporate Governance Committee at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025. Communications to individual directors may be made in writing to such director at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of United Community common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. Laurel Hill Advisory Group, LLC will assist the Company in soliciting proxies and will be paid a fee of $5,500 plus out-of-pocket expenses.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on October 9, 2015. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

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A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended June 30, 2015, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on October 9, 2015 upon written request to W. Michael McLaughlin, United Community Bancorp, 92 Walnut Street, Lawrenceburg, Indiana 47025.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by casting your vote via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. Michael McLaughlin

W. Michael McLaughlin
Executive Vice President and Corporate Secretary

Lawrenceburg, Indiana

October 21, 2015

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ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 3, 2015: The Proxy Statement and the 2015 Annual Report to Stockholders are available at http://www.RRDEZProxy.com/2015/UCB. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed. FOR ALL NOMINEES NOMINEES: Jerry W. Hacker WITHHOLD AUTHORITY James D. Humphrey FOR ALL NOMINEES Julie A. Mattlin Ralph B. Sprecher FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the nominees and the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. IMPORTANT The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 3, 2015: The Proxy Statement and the 2015 Annual Report to Stockholders are available at http://www.RRDEZProxy.com/2015/UCB. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed. FOR ALL NOMINEES NOMINEES: Jerry W. Hacker WITHHOLD AUTHORITY James D. Humphrey FOR ALL NOMINEES Julie A. Mattlin Ralph B. Sprecher FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the nominees and the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. IMPORTANT The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 REVOCABLE PROXY UNITED COMMUNITY BANCORP FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 3, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED COMMUNITY BANCORP The undersigned hereby appoints William F. Ritzmann, Robert J. Ewbank and Richard C. Strzynski, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of United Community Bancorp (the “Company”) which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on December 3, 2015, at 12:00 p.m. local time, at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, and at any and all adjournments of the meeting, with all of the powers the undersigned would possess if personally present at such meeting, as follows: (Continued and to be signed on the reverse side) 1.1 14475

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear ESOP Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Annual Meeting of Stockholders of the Company on December 3, 2015. Also enclosed is a Notice and Proxy Statement for the Company’s 2015 Annual Meeting of Stockholders and a United Community Bancorp Annual Report to Stockholders.

As a participant in the United Community Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account.

To direct the ESOP Trustee on how to vote the shares of common stock allocated to your account, please complete and sign the appropriately marked voting instruction card for the ESOP and return it in the accompanying postage-paid envelope by November 26, 2015. Alternatively, you may also vote via the Internet as directed on the voting instruction card. The unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of common stock allocated to their accounts, subject to the ESOP Trustee’s fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
President and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK EMPLOYEE STOCK OWNERSHIP PLAN Please sign, date and mail this voting instruction card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed. NOMINEES: FOR ALL NOMINEES Jerry W. Hacker WITHHOLD AUTHORITY James D. Humphrey FOR ALL NOMINEES Julie A. Mattlin FOR ALL EXCEPT Ralph B. Sprecher (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: x FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Signature of Participant Date: Note: Please sign exactly as your name appears on this voting instruction card.

ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time VOTING INSTRUCTIONS FOR ESOP INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page. MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible. The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on November 26, 2015. COMPANY NUMBER ACCOUNT NUMBER Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed NOMINEES: Jerry W. Hacker FOR ALL NOMINEES James D. Humphrey WITHHOLD AUTHORITY Julie A. Mattlin FOR ALL NOMINEES Ralph B. Sprecher FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Signature of Participant Date: Note: Please sign exactly as your name appears on this voting instruction card.

0 VOTING INSTRUCTION CARD UNITED COMMUNITY BANK EMPLOYEE STOCK OWNERSHIP PLAN FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 3, 2015 I understand that First Bankers Trust Services, Inc., the ESOP Trustee, is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock allocated to me under the United Community Bank Employee Stock Ownership Plan (the “ESOP”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on December 3, 2015 at 12:00 p.m. local time, at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana. Accordingly, the ESOP Trustee is hereby authorized to vote all shares allocated to me under the ESOP as follows: (Continued and to be signed on the reverse side) 1.1 14475

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to Mid Atlantic Trust Company, the trustee for the United Community Bancorp Stock Fund (the “Employer Stock Fund”) in the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on December 3, 2015. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of shares of Company common stock credited to your account as of October 9, 2015, the record date for the 2015 Annual Meeting of Stockholders. Shares for which no timely direction is provided will be voted by the Company.

To direct the voting of your shares of Company common stock held in the Employer Stock Fund, please complete and sign the appropriately marked voting instruction card and return it in the accompanying postage-paid envelope by November 26, 2015. Alternatively, you may vote via the Internet as directed on the voting instruction card.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
President and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK 401(k) PROFIT SHARING PLAN Please sign, date and mail this voting instruction card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed. NOMINEES: Jerry W. Hacker FOR ALL NOMINEES James D. Humphrey WITHHOLD AUTHORITY Julie A. Mattlin FOR ALL NOMINEES Ralph B. Sprecher FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Signature of Participant Date: Note: Please sign exactly as your name appears on this voting instruction card.

ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time VOTING INSTRUCTIONS FOR 401(k) PLAN INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page. MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible. The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on November 26, 2015. COMPANY NUMBER ACCOUNT NUMBER Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed. NOMINEES: Jerry W. Hacker FOR ALL NOMINEES James D. Humphrey WITHHOLD AUTHORITY Julie A. Mattlin FOR ALL NOMINEES Ralph B. Sprecher FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Signature of Participant Date: Note: Please sign exactly as your name appears on this voting instruction card.

0 VOTING INSTRUCTION CARD UNITED COMMUNITY BANK 401(K) PROFIT SHARING PLAN FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 3, 2015 I understand that Mid Atlantic Trust Company (the “Employer Stock Fund Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock credited to my account under the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on December 3, 2015 at 12:00 p.m. local time, at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana. The Employer Stock Fund Trustee is hereby authorized to vote all shares credited to me under the 401(k) Plan as follows: (Continued and to be signed on the reverse side) 1.1 14475

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear Equity Incentive Plan Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., the Trustee for the United Community Bancorp 2006 Equity Incentive Plan (the “2006 Equity Plan”) and the United Community Bancorp 2014 Equity Incentive Plan (the “2014 Equity Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on December 3, 2015. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As a participant in the 2006 Equity Plan and/or the 2014 Equity Plan, you are entitled to vote all unvested shares of Company common stock awarded to you under the 2006 Equity Plan and/or the 2014 Equity Plan as of the October 9, 2015 record date for the Annual Meeting. To direct the voting of your unvested shares of Company common stock held in the 2006 Equity Plan and/or the 2014 Equity Plan, please complete and sign the appropriately marked voting instruction card and return it in the accompanying postage-paid envelope by November 26, 2015. Alternatively, you may vote via the Internet as directed on the voting instruction card. If you do not direct the Trustee how to vote your unvested shares of Company common stock, the Company will direct the trustee how to vote the shares.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
President and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANCORP 2006 EQUITY INCENTIVE PLAN Please sign, date and mail this voting instruction card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed. NOMINEES: Jerry W. Hacker FOR ALL NOMINEES James D. Humphrey WITHHOLD AUTHORITY Julie A. Mattlin FOR ALL NOMINEES Ralph B. Sprecher FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Signature of Participant Date: Note: Please sign exactly as your name appears on this voting instruction card.

ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time VOTING INSTRUCTIONS FOR 2006 EQUITY INCENTIVE PLAN INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page. MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible. The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on November 26, 2015. COMPANY NUMBER ACCOUNT NUMBER Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed. NOMINEES: Jerry W. Hacker FOR ALL NOMINEES James D. Humphrey WITHHOLD AUTHORITY Julie A. Mattlin FOR ALL NOMINEES Ralph B. Sprecher FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Signature of Participant Date: Note: Please sign exactly as your name appears on this voting instruction card.

0 VOTING INSTRUCTION CARD UNITED COMMUNITY BANCORP 2006 EQUITY INCENTIVE PLAN FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 3, 2015 I understand that First Bankers Trust Services, Inc. (the “Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) of the unvested shares of common stock awarded to me as a participant under the United Community Bancorp 2006 Equity Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on December 3, 2015 at 12:00 p.m. local time, at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana. Accordingly, you are to vote my shares as follows: (Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANCORP 2014 EQUITY INCENTIVE PLAN Please sign, date and mail this voting instruction card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed. NOMINEES: Jerry W. Hacker FOR ALL NOMINEES James D. Humphrey WITHHOLD AUTHORITY Julie A. Mattlin FOR ALL NOMINEES Ralph B. Sprecher FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Signature of Participant Date: Note: Please sign exactly as your name appears on this voting instruction card.

ANNUAL MEETING OF STOCKHOLDERS OF UNITED COMMUNITY BANCORP December 3, 2015, 12:00 p.m. Local Time VOTING INSTRUCTIONS FOR 2014 EQUITY INCENTIVE PLAN INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page. MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible. The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on November 26, 2015. COMPANY NUMBER ACCOUNT NUMBER Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20430300000000000000 2 120315 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of all nominees listed. NOMINEES: Jerry W. Hacker FOR ALL NOMINEES James D. Humphrey WITHHOLD AUTHORITY Julie A. Mattlin FOR ALL NOMINEES Ralph B. Sprecher FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2016. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. YOUR VOTE IS IMPORTANT The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Signature of Participant Date: Note: Please sign exactly as your name appears on this voting instruction card.

0 VOTING INSTRUCTION CARD UNITED COMMUNITY BANCORP 2014 EQUITY INCENTIVE PLAN FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 3, 2015 I understand that First Bankers Trust Services, Inc. (the “Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) of the unvested shares of common stock awarded to me as a participant under the United Community Bancorp 2014 Equity Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on December 3, 2015 at 12:00 p.m. local time, at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana. Accordingly, you are to vote my shares as follows: (Continued and to be signed on the reverse side) 1.1 14475